Exhibit 99.1

PRESS RELEASE

CONTACT: Michael Tyburski
Tel: (201) 631-3304

WHITE MOUNTAINS RE AGREES TO SELL SIRIUS AMERICA TO INVESTOR
GROUP LED BY LIGHTYEAR CAPITAL

HAMILTON, Bermuda, April 12—White Mountains Re Group, Ltd., a wholly owned subsidiary of White Mountains Insurance Group, Ltd. (NYSE: WTM), today announced that it had agreed to sell its Sirius America subsidiary to an investor group led by Lightyear Capital.  As part of the transaction, White Mountains will acquire an equity interest of approximately 18% in the acquiring entity.

White Mountains Re acquired Sirius America in 2004 as part of its acquisition of the Sirius group.  Sirius America is a Delaware-domiciled primary underwriter of program specialty insurance.  The transaction, which is subject to regulatory and other conditions, is expected to close during the summer of 2006.

ADDITIONAL INFORMATION

White Mountains Re Group Ltd. is a Bermuda holding company whose operating companies offer lead reinsurance capacity for property, casualty, accident & health, marine, and aviation exposures.  White Mountains Insurance Group, Ltd. is a Bermuda-domiciled financial services holding company traded on the New York Stock Exchange and the Bermuda Stock Exchange under the symbol “WTM”. Additional financial information and other items of interest are available at White Mountains’ web site located at www.whitemountains.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

The press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All statements, other than statements of historical facts, included or referenced in this release which address activities, events or developments which we expect or anticipate will or may occur in the future are forward-looking statements.  The words “will,” “believe,” “intend,” “expect,” “anticipate,” “project,” “estimate,” “predict” and similar expressions are also intended to identify forward-looking statements.  These forward-looking statements include, among others, statements with respect to White Mountains’:

•                                          growth in book value per share or return on equity;

•                                          business strategy;

•                                          financial and operating targets or plans;

•                                          incurred losses and the adequacy of its loss and loss adjustment expense reserves and related reinsurance;

•                                          projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts;

•                                          expansion and growth of our business and operations; and

•                                          future capital expenditures.

These statements are based on certain assumptions and analyses made by White Mountains in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that could cause actual results to differ materially from expectations, including:

•                                          claims arising from catastrophic events, such as hurricanes, earthquakes, floods or terrorist attacks;

•                                          the continued availability of capital and financing;

•                                          general economic, market or business conditions;

•                                          business opportunities (or lack thereof) that may be presented to it and pursued;

•                                          competitive forces, including the conduct of other property and casualty insurers and reinsurers;

•                                          changes in domestic or foreign laws or regulations, or their interpretation, applicable to White Mountains, its competitors or its clients;

•                                          an economic downturn or other economic conditions adversely affecting its financial position;

•                                          recorded loss reserves subsequently proving to have been inadequate;

•                                          other factors, most of which are beyond White Mountains’ control.

Consequently, all of the forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by White Mountains will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, White Mountains or its business or operations. White Mountains assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.